Exhibit 10.8

Director Compensation Policy

On October 1, 2015 the Compensation Committee of Caladrius Biosciences, Inc. (the “Company”), after consultation with the Board, adopted the Board of Directors Compensation Plan (the “Board of Directors Compensation Plan”), for all non-employee Board members, which provides that:

•	each Board member shall be authorized to receive an annual cash compensation retainer of $40,000 for his or her service as a Board member;

•	the Lead Director shall be authorized to receive an additional annual cash compensation retainer of $10,000 for his or her service as the Lead Director;

•	the Non-executive Chair shall be authorized to receive an additional annual cash compensation retainer of $20,000 for his or her service as the Non-executive Chair;

•	each member of the Company’s Audit Committee shall be entitled to receive annual cash compensation of $8,000 for his or her service on such committee;

•	each member of the Company’s Compensation Committee shall be entitled to receive annual cash compensation of $5,000 for his or her service on such committee;

•	each member of the Company’s Nominating and Governance Committee shall be entitled to receive annual cash compensation of $4,500 for his or her service on such committee;

•	each member of the Company’s Science and Technology Committee shall be entitled to receive annual cash compensation of $4,500 for his or her service on such committee;

•	the Audit Committee Chair shall be authorized to receive annual cash compensation of $18,000 for his or her service as the Chair;

•	the Compensation Committee Chair shall be authorized to receive annual cash compensation of $10,000 for his or her service as the Chair;

•	the Nominating and Governance Committee Chair shall be authorized to receive annual cash compensation of $9,000 for his or her service as the Chair;

•	the Science and Technology Committee Chair shall be authorized to receive annual cash compensation of $9,000 for his or her service as the Chair;

•	each member of the Board shall be authorized to receive annually 15,000 stock options and 9,000 restricted stock units, vesting at one year from the grant date; and

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each newly appointed Board member shall be authorized to receive an initial equity grant of 22,500 stock options and 13,500 restricted stock units, with one-third vesting annually on each of the first, second and third anniversaries of the grant date.